Exhibit 4.3

GENOMATICA, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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TABLE OF CONTENTS

(CONTINUED)

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GENOMATICA, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of the 10th day of December 2010, by and among Genomatica, Inc., a Delaware corporation (the “Company”) and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”

RECITALS

WHEREAS, certain of the Investors (the “Prior Investors”) are holders of the Company’s Series A Preferred Stock (the “Series A Stock”), the Company’s Series B Preferred Stock (the “Series B Stock”) and the Company’s Series C Preferred Stock (the “Series C Stock”);

WHEREAS, certain of the Investors are purchasing shares of the Company’s Series C-l Preferred Stock (the “Series C-1 Stock”) pursuant to that certain Series C-l Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, the Prior Investors and the Company are parties to an Amended and Restated Investor Rights Agreement dated January 20, 2010 (the “Prior Agreement”);

WHEREAS, certain of the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement and the undersigned parties include (i) the Company, (ii) the holders of at least a majority of the outstanding Registrable Securities, (iii) the holders of at least a majority of the outstanding Series B Stock included in the Registrable Securities (as that term is defined in the Prior Agreement) and (iv) the holders of at least a majority of the outstanding Series C Stock included in the Registrable Securities; and

WHEREAS, in connection with the consummation of the Financing, the parties desire to enter into this Agreement in order to grant registration, information rights and other rights to the Investors as set forth below.

Now, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. GENERAL.

1.1 Termination of Prior Agreement. The Prior Agreement is hereby amended and restated to read as set forth in this Agreement and the Prior Agreement is hereby terminated, waived, released, replaced and superseded in its entirety by this Agreement and shall have no further force or effect.

1.2 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(b) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof; provided that a holder of record of outstanding Shares shall . be deemed to be a Holder of the Registrable Securities issuable upon the conversion of such outstanding Shares owned of record by such Holder.

(d) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock (as defined in the Purchase Agreement) registered under the Securities Act.

(e) “Preferred Directors” means those members of the Company’s Board of Directors who, pursuant to the terms of the Company’s Amended and Restated Certificate of Incorporation, as it may be amended, are elected solely by the vote of holders of the Company’s Preferred Stock.

(f) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g) “Registrable Securities” means (a) Common Stock of the Company (“Common Stock”) issuable or issued upon conversion of the Shares and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of Shares or any Common Stock described in clause (a) or in this clause (b). Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144 or (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

(h) “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities (including without limitation convertible Preferred Stock of the Company).

(i) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed $75,000 of a single special counsel for the Holders for each such registration, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(j) “SEC” or “Commission” means the Securities and Exchange Commission.

(k) “Securities Act” shall mean the Securities Act of 1933, as amended.

(l) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.

(m) “Shares” shall mean the Company’s Series A Stock, Series B Stock, Series C Stock and Series C-l Stock held from time to time by the Investors listed on Exhibit A hereto and their permitted assigns.

(n) “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1 Restrictions on Transfer.

(a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) The transferee has agreed in writing to be bound by the terms of Section 2.1 of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act; provided that it is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. After its Initial Offering, the Company will not require any transferee pursuant to Rule 144 to be bound by the terms of this Agreement if the shares so transferred do not remain Registrable Securities following such transfer.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership or limited partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, or (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

(c) Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if (i) the Company has completed its Initial Offering and (ii) the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend; provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions under this Section 2.1.

(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of at least 30% of the Registrable Securities then outstanding

(the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, provided that the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000 (a “Qualified Public Offering”), then the Company shall, within 30 days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2, and the Company shall include such information in the written notice referred to in Section 2.2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to the earlier of (A) June 30, 2012 and (B) the expiration of the restrictions on transfer set forth in Section 2.11 following the Initial Offering;

(ii) after the Company has effected two registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii) during the period starting with the date of filing of, and ending on the date 180 days (or such longer period as may be determined pursuant to Section 2.11 hereof) following the effective date of the registration statement pertaining to a public offering, other than pursuant to a Special Registration Statement; provided that the Company makes reasonable good faith efforts to cause such registration statement to promptly become effective;

(iv) if within 30 days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for a public offering, other than pursuant to a Special Registration Statement, within 90 days;

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any 12 month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such 90 day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is issuable upon conversion of debt securities that are also being registered);

(vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least 15 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within 15 days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If the registration statement of which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include

Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below 30% of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 10 business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members, stockholders and affiliates of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of at least 10% of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000;

(iii) if within 30 days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within 90 days, other than pursuant to a Special Registration Statement;

(iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any 12 month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such 90 day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is issuable upon conversion of debt securities that are also being registered);

(v) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.4; or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

All Registration Expenses incurred in connection with registrations requested pursuant to this Section 2.4 shall be paid by the Company.

(d) If the Holders intend to distribute the Registrable Securities covered by their request pursuant this Section 2.4 by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.4(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities proposed to be distributed through such underwriting (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

2.5 Expenses of Registration. Except as otherwise specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2, 2.3 or 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c) or 2.4(b)(v), as applicable, to undertake any subsequent registration, in which event such right shall be forfeited by all Holders). If the Holders are expressly required to pay any Registration Expenses under the terms of this Agreement, such Registration Expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Sections 2.2(c) or 2.4(b)(v), as applicable, to undertake any subsequent registration.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 60 days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that, subject to terms of this Agreement, at any time, upon written notice to the participating Holders and for a period not to exceed 60 days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below); provided however, that notwithstanding the foregoing, the Company may not exercise its foregoing right to delay or suspend a registration statement more than once in any 12 month period. In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive 60 days with the consent of the holders of 60% of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use their best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement other than a registration statement on Form S-3 that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Promptly notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company shall use reasonable efforts to promptly amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

2.7 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) and expenses to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (individually and collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed, nor shall the Company be liable in any such case to a Holder for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, or a partner, member, officer, director, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity provided by a Holder under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder nor shall any Holder be obligated to make any contribution under this Section 2.8(d) if such Holder has not committed a Holder Violation.

(e) The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.8 would apply that is covered by a registration filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member or other affiliate of a Holder that is a corporation, partnership, limited partnership or limited liability company, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) acquires at least 500,000 shares of Registrable Securities (as adjusted for stock splits and combinations) or all of the Registrable Securities of the transferring Holder; provided, however, (i) the transferor shall, within 10 days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.10 Limitation on Subsequent Registration Rights. Other than as provided in Section 5.10, after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder rights to demand the registration of shares of the Company’s capital stock, or to include such shares in a registration statement that would reduce the number of shares includable by the Holders.

2.11 “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the 180-day period following the effective date of the Initial Offering (or such longer period as the underwriters or the Company shall in good faith request in order to facilitate compliance with NASD Rule 2711) (the “Stand-off Period”), provided, that, all officers and directors of the Company are bound by and have entered into similar agreements. The obligations described in this Section 2.11 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar registration statement forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar registration statement forms that may be promulgated in the future. The underwriters in connection with the offering are intended third-party beneficiaries of this Section 2.11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto, provided, however, that such right, power, and authority shall be subject to any amendment or waiver of this Section 2.11 pursuant to the terms of Section 5.5 hereof. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said Stand-off Period.

2.12 Agreement to Furnish Information. If requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act in which Registrable Securities are entitled to be registered under this Agreement. The obligations described in Section 2.11 and this Section 2.12 shall not apply to a Special Registration Statement. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.11 and 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.11 and 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

2.13 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.2, Section 2.3, or Section 2.4 hereof shall terminate upon the earlier of: (i) the date five years following an initial public offering of the Company’s Common Stock registered under the

Securities Act that results in the conversion of all outstanding shares of Preferred Stock; (ii) such time as all Registrable Securities of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its affiliates) may be sold pursuant to Rule 144 during any 90 day period; or (iii) upon an “Acquisition” or “Asset Transfer”, each as defined in the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time. Upon such termination, such shares shall cease to be “Registrable Securities” hereunder for all purposes.

SECTION 3. COVENANTS OF THE COMPANY.

3.1 Basic Financial Information and Reporting.

(a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b) A “Major Investor” means an Investor who (together with any shareholder(s) affiliated with such Investor) holds at least 500,000 shares (such number of shares to be proportionally adjusted to reflect stock splits, stock dividends, recapitalizations and the like) of Registrable Securities (whether held directly or by the ownership of Shares that are convertible into Registrable Securities). As soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days thereafter, or such longer period as approved by the Board of Directors of the Company including all the Preferred Directors, the Company will furnish each Major Investor a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants selected by the Company’s Board of Directors.

(c) The Company will furnish to each Major Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 45 days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such quarterly period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

(d) The Company will furnish to each Major Investor: (i) at least 30 days after the beginning of each fiscal year, an annual budget and operating plan for such fiscal year (and as soon as available, any subsequent written revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within 30 days thereafter, a balance sheet of the

Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to annual budget and operating plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied across periods (except as noted thereon), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to any Major Investor who is a competitor of the Company, as determined in good faith by the Board of Directors of the Company, or with respect to information which the Board of Directors of the Company determines in good faith is confidential (unless such Major Investor is then presently obligated under a non-disclosure or similar agreement with the Company that applies to such confidential information) or, upon advice of counsel, attorney-client privileged and should not, therefore, be disclosed.

3.3 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

3.4 Board Matters.

(a) So long as TPG Biotechnology Partners III, L.P. (“TPG”) and/or any person or entity affiliated with TPG together own at least 500,000 shares (such number of shares to be proportionally adjusted to reflect stock splits, stock dividends, recapitalizations and the like) of Registrable Securities, the Company shall cause the member of the Company’s Board of Directors who is designated by TPG, or who TPG has a right to elect (whether under any agreement or under the Company’s Amended and Restated Certificate of Incorporation or Bylaws), to be a member of each committee of the Company’s Board of Directors, including without limitation the Audit Committee and Compensation Committee, if any, unless such right is waived by the Board of Directors of the Company including all the Preferred Directors.

(b) So long as Mohr Davidow Ventures (“MDV”) and/or any person or entity affiliated with MDV together own at least 500,000 shares (such number of shares to be proportionally adjusted to reflect stock splits, stock dividends, recapitalizations and the like) of Registrable Securities, the Company shall cause the member of the Company’s Board of Directors who is designated by MDV, or who MDV has a right to elect (whether under any agreement or under the Company’s Amended and Restated Certificate of Incorporation or Bylaws), to be a member of each committee of the Company’s Board of Directors, including without limitation the Audit Committee and Compensation Committee, if any, unless such right is waived by the Board of Directors of the Company including all the Preferred Directors.

(c) So long as Alloy Ventures (“Alloy”) and/or any person or entity affiliated with Alloy together own at least 500,000 shares (such number of shares to be proportionally adjusted to reflect stock splits, stock dividends, recapitalizations and the like) of Registrable Securities, the Company shall cause the member of the Company’s Board of Directors who is designated by Alloy, or who Alloy has a right to elect (whether under any agreement or under the Company’s Amended and Restated Certificate of Incorporation or Bylaws), to be a member of each committee of the Company’s Board of Directors, including without limitation the Audit Committee and Compensation Committee, if any, unless such right is waived by the Board of Directors of the Company including all the Preferred Directors.

(d) So long as WM Organic Growth, Inc. (“WM”) and/or any person or entity affiliated with WM together own at least 500,000 shares (such number of shares to be proportionally adjusted to reflect stock splits, stock dividends, recapitalizations and the like) of Registrable Securities, the Company shall (a) permit one representative of WM to attend all meetings of the Company’s Board of Directors in a non-voting observer capacity and (b) give such representative copies of all notices, minutes, consents and other materials that the Company provides to its directors at the same time that it provides such materials to such directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if (i) the Board of Director of the Company determines in good faith, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, or to protect highly confidential proprietary information (unless WM is then presently obligated under a non-disclosure or similar agreement with the Company that applies to such confidential information) or (ii) to enable the Board of Directors of the Company (or any committee thereof) to in good faith discuss matters relating to agreements and the business relationship between the Company and WM for reasonable portions of a meeting; provided, further, that WM acknowledges and agrees that the confidentiality obligations applicable to WM related to the Company’s confidential information set forth in that certain Joint Development Agreement, dated December 10, 2010, by and between the Company and WM, shall apply to all confidential information disclosed to WM pursuant to this Section 3.4(d).

(e) So long as Mitsubishi Chemical Corporation (“Mitsubishi”) and/or any person or entity affiliated with Mitsubishi together own at least 500,000 shares (such number of shares to be proportionally adjusted to reflect stock splits, stock dividends, recapitalizations and the like) of Registrable Securities, the Company shall give Mitsubishi copies of all notices, minutes, consents and other materials that the Company provides to its directors at the same time that it provides such materials to such directors; provided, however, that the Company reserves the right to exclude Mitsubishi from access to any material if the Company believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons; provided, further, that Mitsubishi agrees to use the same degree of care as Mitsubishi uses to protect its own confidential information to keep confidential any information furnished pursuant to this Section 3.4(e) to Mitsubishi that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that Mitsubishi may disclose such proprietary or confidential information (i) to any partner, member, subsidiary, parent, officer or director of Mitsubishi; (ii) any attorney, accountant, consultant or other professional to the extent necessary for such person to provide services in connection with monitoring Mitsubishi’s investment in the Company and/or enforcing Mitsubishi’s rights under the Purchase Agreement or any of the Related Agreements (as defined in the Purchase Agreement); (iii) at such time as it enters the public domain through no fault of such representative or Mitsubishi; (iv) that is communicated to Mitsubishi free of any obligation of confidentiality; or (v) as required by applicable law; provided, that in the case of clauses (i) and (ii), the recipient is advised of and agrees or has agreed to be bound by the confidentiality provisions of this paragraph or comparable restrictions.

3.5 Option Pool. At the time of any Additional Closing (as defined in the Purchase Agreement), the Company and the Investors shall use commercially reasonable efforts to effect an amendment of the Company’s 2008 Equity Incentive Plan (the “Plan”) such that the aggregate number of shares of the Company’s Common Stock subject to outstanding stock options granted pursuant to the Plan and reserved for future issuance under the Plan shall equal approximately 15% of the total number of shares of capital stock of the Company on a fully diluted basis (taking into account the exercise or conversion in full of all then outstanding warrants, options or rights to acquire capital stock) following each such Additional Closing.

3.6 Director Expenses. The Company shall reimburse the directors for all reasonable out-of-pocket expenses incurred by such directors for travel to and attendance at meetings of the Company’s Board of Directors or any committee thereof and for expenses reasonably required for performing their duties as directors. Additionally, the Company will be responsible for the expenses associated with any observer selected by TPG, MDV, Alloy, Draper Fisher Jurvetson (and/or any person or entity affiliated with Draper Fisher Jurvetson) or WM attending meetings of the Company’s Board of Directors or any committee thereof.

3.7 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) such time as the Company becomes subject to the reporting provisions of the Exchange Act, or (ii) the consummation of an Acquisition or Asset Transfer, each as defined in the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time.

SECTION 4. RIGHTS OF FIRST REFUSAL.

4.1 Subsequent Offerings. Subject to applicable securities laws, each holder of at least an aggregate of 500,000 shares of Series C Stock or Series C-l Stock (such number of shares being subject to proportional adjustment to reflect stock splits, stock dividends, recapitalizations and the like with respect to the Series C Stock or Series C-l Stock), and any of such holder’s affiliated funds (each, a “Major Series C Investor”), shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. With respect to each issuance of Equity Securities, each Major Series C Investor’s “pro rata share” will be determined immediately prior to the issuance of such Equity Securities and be equal to the ratio of: (a) the sum of (i) the number of outstanding shares of Common Stock then held by such Major Series C Investor that were issued upon the conversion of shares of the Series B Stock, Series C Stock and/or Series C-l Stock plus (ii) the number of shares of Common Stock then issuable upon the conversion of all outstanding shares of the Series B Stock, Series C Stock and/or Series C-l Stock then held by such Major Series C Investor plus (iii) the number of shares of Common Stock ultimately issuable upon the exercise or conversion in full of all then outstanding warrants, options or rights to acquire stock then held by such Major Series C Investor (other than, in the case of such rights to acquire, shares of Common Stock described in the preceding clause (ii)); to (b) the sum of (i) the total number of shares of the Company’s outstanding Common Stock plus (ii) the total number of shares of Common Stock issuable upon conversion of outstanding shares of Series B Stock, Series C Stock and Series C-l Stock plus (iii) the total number of shares of Common Stock issuable upon the exercise of any outstanding warrants or options, in each case immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Series C Investor written notice of its intention (the “Offer Notice”), describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Series C Investor shall have 15 days from the giving of such notice to agree to purchase up to its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Series C Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale. If any Major Series C Investor fails to so agree within such 15 day period to purchase such Major Series C Investor’s full pro rata share of an offering of Equity Securities (a “Non-Full Purchasing Investor”), then such Non-Full Purchasing Investor shall forfeit the right hereunder to purchase that part of his, her or its pro rata share of such Equity Securities that such Non-Full Purchasing Investor did not so agree to purchase and the Company shall promptly give each Major Series C Investor who has timely agreed to purchase such Major Series C Investor’s full pro rata share of such offering of Equity Securities (a “Full Purchasing Investor”) written notice of the failure of any Non-Full Purchasing Investor(s) to purchase such Non-Full Purchasing Investor’s full pro rata share of such offering of Equity Securities (the “Overallotment Notice”). Each Full Purchasing Investor shall have a right of overallotment, such that such Full Purchasing Investor shall have the right, at his, her or its option, to agree to purchase a portion of the Non-Full Purchasing Investors’ unpurchased pro rata shares of such offering on a pro rata basis according to the relative pro rata shares of the Full Purchasing Investors, at any time within five days after receiving the Overallotment Notice.

4.3 Issuance of Equity Securities to Other Persons. The Company shall have 90 days after the date on which it first gives an Offer Notice to a Major Series C Investor to sell the Equity Securities that were the subject to the Offer Notice and in respect of which the Major Series C Investor’s rights under Section 4.2 were not exercised, at a price not lower and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Major Series C Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within 90 days of the date on which it first gives the Offer Notice to Major Series C Investors as provided pursuant to Section 4.2, then the

Company shall not thereafter issue or sell any Equity Securities, without first again offering such securities to the Major Series C Investors in the manner provided above.

4.4 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the effective date of the registration statement pertaining to the Company’s Initial Offering (provided that in connection with such Initial Offering all outstanding shares of Preferred Stock are converted to Common Stock) or (ii) an Acquisition or Asset Transfer (each as defined in the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time). Notwithstanding Section 5.5 hereof, the rights of first refusal established by this Section 4 may be amended, or any provision waived with and only with the written consent of the Company and the Major Series C Investors holding a majority of the Registrable Securities held by all Major Series C Investors.

4.5 Assignment of Rights of First Refusal. The rights of first refusal of each Major Series C Investor under this Section 4 may be assigned to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.9.

4.6 Excluded Securities. Notwithstanding the foregoing, the rights of first refusal established by this Section 4 shall have no application to any of the following Equity Securities:

(a) up to 11,421,529 shares (or such larger number as may be approved by the Board of Directors of the Company including all the Preferred Directors) of Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrant or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued or granted to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors of the Company; provided, however, that such amount shall be increased to reflect any shares of Common Stock (i) not issued pursuant to the rights, options or warrants described above in this clause (a) (“Unexercised Options”) as a result of the termination of such Unexercised Options or (ii) reacquired by the Company from employees, directors or consultants pursuant to arrangements approved by the Company’s Board of Directors that permit the Company to repurchase such shares upon termination of such persons’ services to the Company;

(b) stock issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, so long as the rights of first refusal established by this Section 4 were complied with, waived, or were inapplicable pursuant to any provision of this Section 4.6 with respect to the initial sale or grant by the Company of such rights or agreements;

(c) any Equity Securities issued pursuant to a bona fide merger, consolidation, acquisition or similar business combination the terms of which are approved by the Board of Directors, with and including the approval of all the Preferred Directors, provided that such Equity Securities are not issued to strategic investors who are not Investors and not stockholders of the Company as of the date of this Agreement;

(d) any Equity Securities issued in connection with any stock split, stock dividend or recapitalization by the Company

(e) any Equity Securities issued pursuant to any equipment or real estate leasing arrangement, or any debt financing from a bank or similar financial institution and with a federal or state charter approved by the Board of Directors of the Company, with and including the approval of all the Preferred Directors;

(f) any Equity Securities that are issued by the Company pursuant to an effective registration statement filed under the Securities Act for a Qualified Public Offering;

(g) any Equity Securities issued in connection with strategic transactions involving the Company and other entities for the purpose of (x) joint venture, manufacturing, marketing or distribution arrangements, (y) technology transfer, collaboration, licensing or development arrangements and (z) any other arrangements involving corporate partners that are primarily for purposes other than raising capital; provided that in each case such strategic transactions and the related issuance of Equity Securities have been approved by the Board of Directors of the Company, with and including the approval of all the Preferred Directors; and

(h) any Equity Securities issued pursuant to the Purchase Agreement.

SECTION 5. MISCELLANEOUS.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California solely for purposes of disputes arising under this Agreement.

5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of record of such shares for all purposes, including the payment of dividends or any redemption price.

5.3 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes and entirely replaces the Prior Agreement, which is hereby terminated by this Agreement and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.5 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of (i) the Company, (ii) the holders of at least a majority of the Registrable Securities then outstanding, (iii) the holders of at least a majority of the Series B Stock included in the Registrable Securities then outstanding, (iv) the holders of at least a majority of the Series C Stock included in the Registrable Securities then outstanding and (v) the holders of at least a majority of the Series C-l Stock included in the Registrable Securities then outstanding; provided, however, that any amendment or modification to this Agreement or waiver of any term of this Agreement that is not applied to all Investors in the same manner on its face and that adversely affects the rights of an Investor hereunder in any material respect in a manner different and more adversely than all other Investors shall not be effective as to such Investor without such Investor’s written consent; provided further, for all purposes of this Section and the foregoing proviso it is acknowledged and agreed that the addition of a new party to this Agreement as an “Investor” hereunder, and/or the inclusion of additional classes or series of stock of the Company as Registrable Securities shall not, in and of itself, be deemed to adversely affect the rights of any Investor.

(b) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by 10 days advance written notice to the other parties hereto.

5.8 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.10 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series C-l Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series C-l Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder. Notwithstanding anything to the contrary contained herein, if the Company shall issue Equity Securities in accordance with Section 4 of this Agreement, any acquirer of such Equity Securities may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.13 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

5.14 Termination. This Agreement shall terminate and be of no further force or effect upon the earlier of (i) an “Acquisition” or “Asset Transfer” as such terms are defined in the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time; or (ii) the date five years following the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Common Stock for the account of the Company in which (i) the per share price is at least $5.00 (such per share price, as adjusted for stock splits, combinations, dividends, recapitalizations and the like), and (ii) the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $50,000,000.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

GENOMATICA, INC.

By:	/s/ Christophe H. Schilling
Christophe H. Schilling, Ph.D.
President and Chief Executive Officer

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

TPG BIOTECHNOLOGY PARTNERS III, L.P. By: TPG Biotechnology GenPar III, L.P., its General Partner By: TPG Biotech Advisors III, LLC, its General Partner

By:	/s/ Jeffery D. Ekberg

Name:	Jeffery D. Ekberg

Title:	Vice President

Address:	c/o Texas Pacific Group 301 Commerce Street Suite 3300 Fort Worth, TX 76102

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

MDV VIII, L.P.

as nominee for

MDV VIII, L.P.,

MDV VIII Leaders’ Fund, L.P., and

MDV ENF VIII, L.P.

By:	Eighth MDV Partners, L.L.C.
Its:	General Partner

By:	/s/ JOSH GREEN
Name:	JOSH GREEN
Title:	GENERAL PARTNER

Address:	Mohr, Davidow Ventures 3000 Sand Hill Road Bldg. 3, Suite 290 Menlo Park, CA 94025

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

ALLOY VENTURES 2005, L.P.

By:	Alloy Ventures 2005, LLC
Its:	General Partner

By:	/s/ Craig C. Taylor
Name:	CRAIG C. TAYLOR
Title:	Managing Member

Address:	Alloy Ventures 400 Hamilton Avenue, 4th floor Palo Alto, CA 94301

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

DRAPER FISHER JURVETSON FUND IX, L.P.

By:	/s/ John Fisher

Name:	John Fisher
Title:	Managing Director

DRAPER FISHER JURVETSON PARTNERS IX, LLC

By:	/s/ John Fisher

Name:	John Fisher
Title:	Managing Member

DRAPER ASSOCIATES, L.P.

By:	/s/ Timothy C. Draper

Name:	Timothy C. Draper
Title:	General Partner

Address:	Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

WM ORGANIC GROWTH, INC.

By:	/s/ Carl Rush
Name:	Carl Rush
Title:	President

Address:	WM Organic Growth, Inc. 1001 Fannin St., Suite 4000 Houston, TX 77002

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

MITSUBISHI CHEMICAL CORPORATION

By:	/s/ Toru Mori
Name:	Toru Mori
Title:	General Manager Petrochemicals R&D Division

Address:	14-1, Shiba 4-Chome, Minato-ku Tokyo 108-0014, Japan

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

EXHIBIT A

SCHEDULE OF INVESTORS

INVESTOR	SHARES OF PREFERRED STOCK

TPG BIOTECHNOLOGY PARTNERS III, L.P. c/o Texas Pacific Group 301 Commerce Street, Suite 3300 Fort Worth, TX 76102	12,378,932
ICELAND GENOMIC VENTURES, S.A. 12 rue Gullaume Schuerder L 2924 Luxemburg	3,500,000

MDV VIII, L.P. Mohr, Davidow Ventures 3000 Sand Hill Road Bldg. 3, Suite 290 Menlo Park, CA 94025	10,417,232

ALLOY VENTURES 2005, L.P. Alloy Ventures 400 Hamilton Avenue, 4th floor Palo Alto, CA 94301	6,255,575

DRAPER FISHER JURVETSON FUND IX, L.P. Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	3,940,751

DRAPER FISHER JURVETSON PARTNERS IX, LLC Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	106,789

DRAPER ASSOCIATES, L.P. Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	140,293

WM ORGANIC GROWTH, INC. WM Organic Growth, Inc. 1001 Fannin St., Suite 4000 Houston, TX 77002	4,483,209

MITSUBISHI CHEMICAL CORPORATION General Manager, Mitsubishi Chemical Corporation Petrochemicals R&D Division 14-1 Shiba 4-Chome, Minato-Ku Tokyo 108-0014, Japan	1,630,258

A-1

SCHEDULE OF INVESTORS

INVESTOR	SHARES OF PREFERRED STOCK

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (DAPER I) Stanford Management Company 2770 Sand Hill Road Menlo Park, CA 94025 Attn: Jin Gu / Martina Poquet	16,703

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (SEVF II) Stanford Management Company 2770 Sand Hill Road Menlo Park, CA 94025 Attn: Jin Gu / Martina Poquet	16,703

THE UCLA FOUNDATION 10920 Wilshire Blvd., Suite 900 Los Angeles, CA 90024 Attn: Investment Coordinator	16,703

CHRISTOPHER E. GANN 14770 Caminito Barbuda Del Mar, CA 92014	266,840

TOTAL	43,169,988

A-2

SCHEDULE OF INVESTORS

GENOMATICA, INC.

FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), amending the Amended and Restated Investor Rights Agreement by and among GENOMATICA, INC., a Delaware corporation (the “Company”) and the investors listed on Exhibit A thereto (the “Investors”) dated as of December 10, 2010 (the “Investor Rights Agreement”), is entered into as of January 5, 2011 by and among the Company and certain of the Investors. Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Investor Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors have previously entered into the Investor Rights Agreement;

WHEREAS, Section 5.5 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended with the written consent of the Company and (i) the holders of at least a majority of the Registrable Securities then outstanding, (ii) the holders of at least a majority of the Series B Preferred Stock included in the Registrable Securities then outstanding, (iii) the holders of at least a majority of the Series C Preferred Stock included in the Registrable Securities then outstanding and (iv) the holders of at least a majority of the Series C-1 Preferred Stock included in the Registrable Securities then outstanding (collectively, the “Required Holders”); and

WHEREAS, the undersigned constitute the Company and the Required Holders.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Investor Rights Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 2.1(b) of the Investor Rights Agreement. Section 2.1(b) of the Investor Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership or limited partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation or similar entity transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder, or (E) transferring to any other entity who, directly or indirectly, controls, is controlled by, or is under common control with the Holder, including without limitation any general partner, managing member, officer or director of the Holder or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, the Holder; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.”

2. Section 2.9 of the Investor Rights Agreement. Section 2.9 of the Investor Rights Agreement is hereby amended and restated to read in its entirety as follows:

“2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, other affiliate (or any other entity who, directly or indirectly, controls, is controlled by, or is under common control with the Holder) of a Holder that is a corporation, partnership, limited partnership, limited liability company or similar entity, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) acquires at least 500,000 shares of Registrable Securities (as adjusted for stock splits and combinations) or all of the Registrable Securities of the transferring Holder; provided, however, (i) the transferor shall, within 10 days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.”

3. Addition of Section 3.4(f) to the Investor Rights Agreement. A Section 3.4(f) shall be added to the Investor Rights Agreement and shall read in its entirety as follows:

“(f) So long as Batios Holdings Limited (“Batios”) and/or any person or entity affiliated with Batios together own at least 500,000 shares (such number of shares to be proportionally adjusted to reflect stock splits, stock dividends, recapitalizations and the like) of Registrable Securities, the Company shall (a) permit one representative of Batios to attend all meetings of the Company’s Board of Directors in a non-voting observer capacity and (b) give such representative copies of all notices, minutes, consents and other materials that the Company provides to its directors at the same time that it provides such materials to such directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Board of Directors of the Company determines in good faith, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, or to protect highly confidential proprietary information; provided, further, that such representative agrees to use the same degree of care as Batios uses to protect its own confidential information to keep confidential any information furnished pursuant to this Section 3.4(f) to such representative that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such representative may disclose such proprietary or confidential information (i) to any partner, member, subsidiary, parent, officer or director of Batios; (ii) any attorney, accountant, consultant or other professional to the extent necessary for such person to provide services in connection with monitoring Batios’ investment in the Company and/or enforcing Batios’ rights under the Purchase Agreement or any of the Related Agreements (as defined in the Purchase Agreement); (iii) at such time as it enters the public domain through no fault of such representative or Batios; (iv) that is communicated to such representative free of any obligation of confidentiality; or (v) as required by applicable law; provided, that in the case of clauses (i) and (ii), the recipient is advised of and agrees or has agreed to be bound by the confidentiality provisions of this paragraph or comparable restrictions.”

4. Section 3.6 of the Investor Rights Agreement. Section 3.6 of the Investor Rights Agreement is hereby amended and restated to read in its entirety as follows:

“3.6 Director Expenses. The Company shall reimburse the directors for all reasonable out-of-pocket expenses incurred by such directors for travel to and attendance at meetings of the Company’s Board of Directors or any committee thereof and for expenses reasonably required for performing their duties as directors. Additionally, the Company will be responsible for the expenses associated with any observer selected by TPG, MDV, Alloy, Draper Fisher Jurvetson (and/or any person or entity affiliated with Draper Fisher Jurvetson), WM or Batios attending meetings of the Company’s Board of Directors or any committee thereof.”

5. Section 4.6(a) of the Investor Rights Agreement. Section 4.6(a) of the Investor Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(a) up to 12,260,631 shares (or such larger number as may be approved by the Board of Directors of the Company including all the Preferred Directors) of Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrant or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued or granted to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors of the Company; provided, however, that such amount shall be increased to reflect any shares of Common Stock (i) not issued pursuant to the rights, options or warrants described above in this clause (a) (“Unexercised Options”) as a result of the termination of such Unexercised Options or (ii) reacquired by the Company from employees, directors or consultants pursuant to arrangements approved by the Company’s Board of Directors that permit the Company to repurchase such shares upon termination of such persons’ services to the Company;”

6. Exhibit A of the Investor Rights Agreement. Exhibit A of the Investor Rights Agreement shall be amended and restated to read in its entirety as set forth on Exhibit A hereto.

7. Effect of Amendment. Except as expressly modified by this Amendment, the Investor Rights Agreement shall remain unmodified and in full force and effect.

8. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Amendment, including without limitation to interpret or enforce any provision of this Amendment, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California solely for purposes of disputes arising under this Amendment.

9. Counterparts. This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

10. Effectiveness. This Amendment shall be effective as of the closing of the purchase by Batios Holdings Limited of an aggregate of 4,754,914 shares of the Company’s Series C-1 Preferred Stock in an Additional Closing (as defined in the Purchase Agreement).

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

COMPANY:

GENOMATICA, INC.

By:	/s/ Christophe Schilling
Christophe Schilling, Ph.D.
President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

TPG BIOTECHNOLOGY PARTNERS III, L.P.

By: TPG Biotechnology GenPar III, L.P., its General Partner

By: TPG Biotech Advisors III, LLC, its General Partner

By:	/s/ Jeff Ekberg

Name:	Jeff Ekberg

Title:	Vice President

Address:	c/o Texas Pacific Group
301 Commerce Street
Suite 3300
Fort Worth, TX 76102

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

MDV VIII, L.P.

as nominee for

MDV VIII, L.P.,

MDV VIII Leaders’ Fund, L.P., and

MDV ENF VIII, L.P.

By:	Eighth MDV Partners, L.L.C.
Its:	General Partner

By:	/s/ JOSH GREEN
Name:	JOSH GREEN
Title:	GENERAL PARTNER

Address:	Mohr, Davidow Ventures
3000 Sand Hill Road
Bldg. 3, Suite 290
Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS: ALLOY VENTURES 2005, L.P.

By:	Alloy Ventures 2005, LLC
Its:	General Partner

By:	/s/ CRAIG C. TAYLOR
Name:	CRAIG C. TAYLOR
Title:	Managing Member

Address:	Alloy Ventures
400 Hamilton Avenue, 4th floor
Palo Alto, CA 94301

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

DRAPER FISHER JURVETSON FUND IX, L.P.

By:	/s/ John Fisher
Name:	John Fisher
Title:	Managing Director

DRAPER FISHER JURVETSON PARTNERS IX, LLC

By:	/s/ John Fisher
Name:	John Fisher
Title:	Managing Member

DRAPER ASSOCIATES, L.P.

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	General Partner

Address:	Draper Fisher Jurvetson
2882 Sand Hill Road, Suite 150
Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

WM ORGANIC GROWTH, INC.

By:	/s/ Carl Rush
Name:	Carl Rush
Title:	President

Address:	WM Organic Growth, Inc.
1001 Fannin St., Suite 4000 Houston, TX 77002

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

MITSUBISHI CHEMICAL CORPORATION

By:	/s/ Toru Mori
Name:	Toru Mori
Title:	General Manager
Petrochemicals R&D Division

Address:	14-1, Shiba 4-Chome, Minato-ku
Tokyo 108-0014, Japan

EXHIBIT A

SCHEDULE OF INVESTORS

INVESTOR	SHARES OF PREFERRED STOCK

TPG BIOTECHNOLOGY PARTNERS III, L.P. c/o Texas Pacific Group 301 Commerce Street, Suite 3300 Fort Worth, TX 76102	12,378,932

ICELAND GENOMIC VENTURES, S.A. 12 rue Gullaume Schuerder L 2924 Luxemburg	3,500,000

MDV VIII, L.P. Mohr, Davidow Ventures 3000 Sand Hill Road Bldg. 3, Suite 290 Menlo Park, CA 94025	10,417,232

BATIOS HOLDINGS LIMITED Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands	4,754,914

ALLOY VENTURES 2005, L.P. Alloy Ventures 400 Hamilton Avenue, 4th floor Palo Alto, CA 94301	6,255,575

DRAPER FISHER JURVETSON FUND IX, L.P. Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	3,940,751

DRAPER FISHER JURVETSON PARTNERS IX, LLC Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	106,789

DRAPER ASSOCIATES, L.P. Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	140,293

WM ORGANIC GROWTH, INC. WM Organic Growth, Inc. 1001 Fannin St., Suite 4000 Houston, TX 77002	4,483,209

MITSUBISHI CHEMICAL CORPORATION General Manager, Mitsubishi Chemical Corporation Petrochemicals R&D Division 14-1 Shiba 4-Chome, Minato-Ku Tokyo 108-0014, Japan	1,630,258

INVESTOR	SHARES OF PREFERRED STOCK

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (DAPER I) Stanford Management Company 2770 Sand Hill Road Menlo Park, CA 94025 Attn: Jin Gu / Martina Poquet	16,703

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (SEVF II) Stanford Management Company 2770 Sand Hill Road Menlo Park, CA 94025 Attn: Jin Gu / Martina Poquet	16,703

THE UCLA FOUNDATION 10920 Wilshire Blvd., Suite 900 Los Angeles, CA 90024 Attn: Investment Coordinator	16,703

CHRISTOPHER E. GANN 14770 Caminito Barbuda Del Mar, CA 92014	266,840

TOTAL	47,924,902

GENOMATICA, INC.

SECOND AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), amending the Amended and Restated Investor Rights Agreement by and among GENOMATICA, INC., a Delaware corporation (the “Company”) and the investors listed on Exhibit A thereto (the “Investors”) dated as of December 10, 2010 and amended on January 5, 2011 (as amended, the “Investor Rights Agreement”), is entered into as of February 22, 2011 by and among the Company and certain of the Investors. Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Investor Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors have previously entered into the Investor Rights Agreement;

WHEREAS, Section 5.5 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended with the written consent of the Company and (i) the holders of at least a majority of the Registrable Securities then outstanding, (ii) the holders of at least a majority of the Series B Preferred Stock included in the Registrable Securities then outstanding, (iii) the holders of at least a majority of the Series C Preferred Stock included in the Registrable Securities then outstanding and (iv) the holders of at least a majority of the Series C-1 Preferred Stock included in the Registrable Securities then outstanding (collectively, the “Required Holders”); and

WHEREAS, the undersigned constitute the Company and the Required Holders.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Investor Rights Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Term. Each reference in the Investor Rights Agreement to the “Purchase Agreement” shall refer to the Amended and Restated Series C-1 Preferred Stock Purchase Agreement dated as of the date hereof, by and among the Company and the purchasers listed on the Schedule of Purchasers thereto, as the same may be amended from time to time (the “Purchase Agreement”).

2. Section 2.11 of the Investor Rights Agreement. Section 2.11 of the Investor Rights Agreement is hereby amended and restated to read in its entirety as follows:

““Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the 180-day period following the effective date of the Initial Offering (or such longer period as the underwriters or the Company shall in good faith request in order to facilitate compliance with NASD Rule 2711) (the “Stand-off Period”), provided, that, all officers and directors of the Company are bound by and have entered into similar agreements. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements. The obligations described in this Section 2.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar registration statement forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar registration statement forms that may be promulgated in the future. The underwriters in connection with the offering are intended third-party beneficiaries of this Section 2.11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto, provided, however, that such right, power, and authority shall be subject to any amendment or waiver of this Section 2.11 pursuant to the terms of Section 5.5 hereof. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said Stand-off Period.”

3. Section 3.4(g) of the Investor Rights Agreement. A new Section 3.4(g) of the Investor Rights Agreement is hereby added and shall read in its entirety as follows:

“So long as VantagePoint Venture Partners 2006 (Q), L.P., a Delaware limited partnership, and VantagePoint CleanTech Partners II, L.P., a Cayman Islands limited partnership (collectively “VPVP”) and/or any person or entity affiliated with VPVP together own at least 500,000 shares (such number of shares to be proportionately adjusted to reflect stock splits, stock dividends, recapitalizations and the like) of Registrable Securities, the Company shall cause the member of the Company’s Board of Directors who is designated by VPVP, or who VPVP has a right to elect (whether under any agreement or under the Company’s Amended and Restated Certificate of Incorporation or Bylaws), to be a member of each committee of the Company’s Board of Directors, including without limitation the Audit Committee and Compensation Committee, if any, unless such right is waived by the Board of Directors of the Company including all the Preferred Directors.”

4. Section 3.6 of the Investor Rights Agreement. Section 3.6 of the Investor Rights Agreement is hereby amended and restated to read in its entirety as follows:

“3.6 Director Expenses. The Company shall reimburse the directors for all reasonable out-of-pocket expenses incurred by such directors for travel to and attendance at meetings of the Company’s Board of Directors or any committee thereof and for expenses reasonably required for performing their duties as directors. Additionally, the Company will be responsible for the expenses associated with any observer selected by TPG, MDV, Alloy, Draper Fisher Jurvetson (and/or any person or entity affiliated with Draper Fisher Jurvetson), WM, Batios or VantagePoint Venture Partners (and/or any person or entity affiliated with VantagePoint Venture Partners) attending meetings of the Company’s Board of Directors or any committee thereof.”

5. Section 3.7 and 3.8 of the Investor Rights Agreement. Section 3.7 of the Investor Rights Agreement is hereby renumbered as “Section 3.8” and a new Section 3.7 is hereby added to read in its entirety as follows:

“3.7 Intellectual Property. The Company covenants to devote best efforts, within the 12-month period that begins on the Closing Date, to assess and take any actions necessary to minimize potential intellectual property risks associated with genetic deletion strains used in its production of BDO.”

6. Section 4.6(a) of the Investor Rights Agreement. Section 4.6(a) of the Investor Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(a) up to 13,699,094 shares (or such larger number as may be approved by the Board of Directors of the Company including all the Preferred Directors) of Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrant or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued or granted to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors of the Company; provided, however, that such amount shall be increased to reflect any shares of Common Stock (i) not issued pursuant to the rights, options or warrants described above in this clause (a) (“Unexercised Options”) as a result of the termination of such Unexercised Options or (ii) reacquired by the Company from employees, directors or consultants pursuant to arrangements approved by the Company’s Board of Directors that permit the Company to repurchase such shares upon termination of such persons’ services to the Company;”

7. Exhibit A of the Investor Rights Agreement. Exhibit A of the Investor Rights Agreement shall be amended and restated to read in its entirety as set forth on Exhibit A hereto.

8. Effect of Amendment. Except as expressly modified by this Amendment, the Investor Rights Agreement shall remain unmodified and in full force and effect.

9. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among

California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Amendment, including without limitation to interpret or enforce any provision of this Amendment, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California solely for purposes of disputes arising under this Amendment.

10. Counterparts. This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

11. Effectiveness. This Amendment shall be effective as of the closing of the purchase by VantagePoint Venture Partners 2006 (Q), L.P., a Delaware limited partnership, and VantagePoint CleanTech Partners II, L.P., a Cayman Islands limited partnership, of an aggregate of 7,607,870 shares of the Company’s Series C-1 Preferred Stock in the VPVP Closing (as defined in the Purchase Agreement).

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IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

COMPANY:

GENOMATICA, INC.

By:	/s/ Christophe Schilling
Christophe Schilling, Ph.D.
President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

TPG BIOTECHNOLOGY PARTNERS III, L.P.

By: TPG Biotechnology GenPar III, L.P., its general partner

By: TPG Biotechnology GenPar III Advisors, LLC, its general partner

By:	/s/ Ronald Cami

Name:	Ronald Cami

Title:	Vice President

Address:	c/o Texas Pacific Group 301 Commerce Street Suite 3300 Fort Worth, TX 76102

IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

MDV VIII, L.P. as nominee for MDV VIII, L.P., MDV VIII Leaders’ Fund, L.P., and MDV ENF VIII, L.P.

By:	Eighth MDV Partners, L.L.C.
Its:	General Partner

By:	/s/ Josh Green
Name:	JOSH GREEN
Title:	GEN PARTNER

Address:	Mohr, Davidow Ventures 3000 Sand Hill Road Bldg. 3, Suite 290 Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

ALLOY VENTURES 2005, L.P.

By:	Alloy Ventures 2005, LLC
Its:	General Partner

By:	/s/ Craig C. Taylor
Name:	CRAIG C. TAYLOR
Title:	Managing Member

Address:	Alloy Ventures 400 Hamilton Avenue, 4th floor Palo Alto, CA 94301

IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTOR:

DRAPER FISHER JURVETSON FUND IX, L.P.

By:	/s/ John Fisher
Name:	John Fisher
Title:	Managing Director

DRAPER FISHER JURVETSON PARTNERS IX, LLC

By:	/s/ John Fisher
Name:	John Fisher
Title:	Managing Member

DRAPER ASSOCIATES, L.P.

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	General Partner

Address:	Drapper Fisher Jurvetson
2882 Sand Hill Road, Suite 150
Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

MITSUBISHI CHEMICAL CORPORATION

By:	/s/ Toru Mori
Name:	Toru Mori
Title:	General Manager
Petrochemicals R&D Division

Address:	14-1, Shiba 4-Chome, Minato-ku
Tokyo 108-0014, Japan

IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

BATIOS HOLDINGS LIMITED

By:	/s/ Nataliya Zhmaylo Theocharous
Name:	Nataliya Zhmaylo Theocharous
Title:	Director

IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

WM ORGANIC GROWTH, INC.

By:	/s/ Carl Rush
Name:	Carl Rush
Title:	President

Address:	WM Organic Growth, Inc.
1001 Fannin St., Suite 4000
Houston, TX 77002

EXHIBIT A

SCHEDULE OF INVESTORS

INVESTOR	SHARES OF PREFERRED STOCK

TPG BIOTECHNOLOGY PARTNERS III, L.P. c/o Texas Pacific Group 301 Commerce Street, Suite 3300 Fort Worth, TX 76102	12,378,932

ICELAND GENOMIC VENTURES, S.A. 12 rue Gullaume Schuerder L 2924 Luxemburg	3,500,000

MDV VIII, L.P. Mohr, Davidow Ventures 3000 Sand Hill Road Bldg. 3, Suite 290 Menlo Park, CA 94025	10,417,232

VANTAGEPOINT VENTURE PARTNERS 2006 (Q), L.P. By: VantagePoint Venture Associates 2006, LLC 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066	3,803,935

VANTAGEPOINT CLEANTECH PARTNERS II, L.P. By: VantagePoint CleanTech Associates II, L.P. By: VantagePoint Clean Tech Management, Ltd. 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066	3,803,935

BATIOS HOLDINGS LIMITED Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands	4,754,914

ALLOY VENTURES 2005, L.P. Alloy Ventures 400 Hamilton Avenue, 4th floor Palo Alto, CA 94301	6,255,575

DRAPER FISHER JURVETSON FUND IX, L.P. Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	3,940,751

DRAPER FISHER JURVETSON PARTNERS IX, LLC Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	106,789

DRAPER ASSOCIATES, L.P. Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	140,293

INVESTOR	SHARES OF PREFERRED STOCK

WM ORGANIC GROWTH, INC. WM Organic Growth, Inc. 1001 Fannin St., Suite 4000 Houston, TX 77002	4,483,209

MITSUBISHI CHEMICAL CORPORATION General Manager, Mitsubishi Chemical Corporation Petrochemicals R&D Division 14-1 Shiba 4-Chome, Minato-Ku Tokyo 108-0014, Japan	1,630,258

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (DAPER I) Stanford Management Company 2770 Sand Hill Road Menlo Park, CA 94025 Attn: Jin Gu / Martina Poquet	16,703

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (SEVF II) Stanford Management Company 2770 Sand Hill Road Menlo Park, CA 94025 Attn: Jin Gu / Martina Poquet	16,703

THE UCLA FOUNDATION 10920 Wilshire Blvd., Suite 900 Los Angeles, CA 90024 Attn: Investment Coordinator	16,703

CHRISTOPHER E. GANN 14770 Caminito Barbuda Del Mar, CA 92014	266,840

TOTAL	55,532,772

GENOMATICA, INC.

THIRD AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), amending the Amended and Restated Investor Rights Agreement by and among GENOMATICA, INC., a Delaware corporation (the “Company”), and the investors listed on Exhibit A thereto (the “Investors”) dated as of December 10, 2010 and amended on January 5, 2011 and February 22, 2011 (as amended, the “Investor Rights Agreement”), is entered into as of June 20, 2011 by and among the Company and certain of the Investors. Capitalized terms used herein/which are not defined herein shall have the definition ascribed to them in the Investor Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors have previously entered into the Investor Rights Agreement;

WHEREAS, in connection with an equipment financing line with TriplePoint Capital, LLC (the “Equipment Financing”), the Company will issue and TriplePoint Capital, LLC will acquire warrants (the “Warrants”) to purchase shares of the Company’s Preferred Stock;

WHEREAS, pursuant to the Warrants, the Company has agreed to grant TriplePoint Capital, LLC certain registration rights with respect to the Company’s Preferred Stock issuable upon exercise of the Warrants, and the Company and the Investors desire to amend the Investor Rights Agreement as provided hereunder to provide such registration rights to TriplePoint Capital, LLC;

WHEREAS, Section 5.5 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended with the written consent of the Company and (i) the holders of at least a majority of the Registrable Securities then outstanding, (ii) the holders of at least a majority of the Series B Preferred Stock included in the Registrable Securities then outstanding, (iii) the holders of at least a majority of the Series C Preferred Stock included in the Registrable Securities then outstanding and (iv) the holders of at least a majority of the Series C-1 Preferred Stock included in the Registrable Securities then outstanding (collectively, the “Required Holders”); and

WHEREAS, the undersigned constitute the Company and the Required Holders.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Investor Rights Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Upon execution of this Amendment, TriplePoint Capital, LLC shall become a party to the Investor Rights Agreement and shall be deemed a “Holder” under the Investor

Rights Agreement, as amended by this Amendment, in each case solely with respect to Sections 2.3, 2.5, 2.7, 2.8, 2.9, 2.11, 2.12, 2.14 and 5 of the Investor Rights Agreement and TriplePoint Capital, LLC’s signature page to this Amendment shall be deemed to be a counterpart signature page to the Investor Rights Agreement for such purpose.

2. Section 1.2(m) of the Investor Rights Agreement. Section 1.2(m) of the Investor Rights Agreement is hereby amended and restated in its entirety as set forth below:

“(m) “Shares” shall mean the Company’s Series A Stock, Series B Stock, Series C Stock and Series C-1 Stock held from time to time by the Investors listed on Exhibit A hereto and their permitted assigns, and solely as it relates to Sections 2.3, 2.5, 2.7, 2.8, 2.9, 2.11, 2.12, 2.14 and 5 hereof, the shares of the Company’s Preferred Stock issued upon exercise of the Warrants.”

3. Section 1.2(o) of the Investor Rights Agreement. A new Section 1.2(o) is hereby added to the Investor Rights Agreement as set forth below:

“(o) “Warrants” shall mean the warrants issued by the Company to TriplePoint Capital, LLC to purchase shares of the Company’s Preferred Stock.”

4. Section 5.5(a) of the Investor Rights Agreement. Section 5.5(a) of the Investor Rights Agreement is hereby amended and restated in its entirety as set forth below:

“(a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of (i) the Company, (ii) the holders of at least a majority of the Registrable Securities then outstanding, (iii) the holders of at least a majority of the Series B Stock included in the Registrable Securities then outstanding, (iv) the holders of at least a majority of the Series C Stock included in the Registrable Securities then outstanding and (v) the holders of at least a majority of the Series C-1 Stock included in the Registrable Securities then outstanding; provided, however, that any amendment or modification to this Agreement or waiver of any term of this Agreement that is not applied to all Investors in the same manner on its face and that adversely affects the rights of an Investor hereunder in any material respect in a manner different and more adversely than all other Investors shall not be effective as to such Investor without such Investor’s written consent; provided further, that any amendment, modification or waiver which affects the rights of TriplePoint Capital, LLC under this Agreement differently than the same rights afforded to other Holders shall require the written consent of TriplePoint Capital, LLC; provided further, for all purposes of this Section it is acknowledged and agreed that the addition of a new party to this Agreement as an “Investor” hereunder, and/or the inclusion of additional classes or series of stock of the Company as Registrable Securities shall not, in and of itself, be deemed to adversely affect the rights of any Investor.”

5. Exhibit A of the Investor Rights Agreement. Exhibit A of the Investor Rights Agreement shall be amended and restated to read in its entirety as set forth on Exhibit A hereto.

6. Effect of Amendment. Except as expressly modified by this Amendment, the Investor Rights Agreement shall remain unmodified and in full force and effect.

7. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Amendment, including without limitation to interpret or enforce any provision of this Amendment, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California solely for purposes of disputes arising under this Amendment.

8. Counterparts. This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

9. Effectiveness. This Amendment shall be effective as of the effective date of the Equipment Financing.

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IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

COMPANY:

GENOMATICA, INC.

By:	/s/ Christophe Schilling
Christophe Schilling, Ph.D.
President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

TPG BIOTECHNOLOGY PARTNERS III, L.P.

By: TPG Biotechnology GenPar III, L.P., its general partner

By: TPG Biotechnology GenPar III Advisors, LLC, its general partner

By:	/s/ Ronald Cami

Name:	Ronald Cami

Title:	Vice President

Address:	c/o TPG Capital, L.P.
301 Commerce Street
Suite 3300
Fort Worth, TX 76102

IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

MDV VIII, L.P.

as nominee for

MDV VIII, L.P.,

MDV VIII Leaders’ Fund, L.P., and

MDV ENF VIII, L.P.

By:	Eighth MDV Partners, L.L.C.
Its:	General Partner

By:	/s/ JOSH GREEN
Name:	JOSH GREEN
Title:	GENERAL PARTNER

Address:	Mohr, Davidow Ventures 3000 Sand Hill Road Bldg. 3, Suite 290 Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

ALLOY VENTURES 2005, L.P.

By:	Alloy Ventures 2005, LLC
Its:	General Partner

By:	/s/ CRAIG C. TAYLOR
Name:	CRAIG C. TAYLOR
Title:	Managing Member

Address:	Alloy Ventures 400 Hamilton Avenue, 4th floor Palo Alto, CA 94301

IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

DRAPER FISHER JURVETSON FUND IX, L.P.

By:	/s/ Steve Jurvetson
Name:	Steve Jurvetson
Title:	Managing Director

DRAPER FISHER JURVETSON PARTNERS IX, LLC

By:	/s/ Steve Jurvetson
Name:	Steve Jurvetson
Title:	Managing Member

DRAPER ASSOCIATES, L.P.

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	General Partner

Address:	Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS 2006(Q), L.P.
By: VantagePoint Venture Associates 2006, L.L.C. Its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT CLEANTECH PARTNERS II, L.P.
By: VantagePoint CleanTech Associates II, L.P.
By: VantagePoint Clean Tech Management, Ltd.
Its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

MITSUBISHI CHEMICAL CORPORATION

By:	/s/ Toru Mori
Name:	Toru Mori
Title:	General Manager Petrochemicals R&D Division

Address:	14-1, Shiba 4-Chome, Minato-ku Tokyo 108-0014, Japan

IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

TRIPLEPOINT CAPITAL, LLC

By:	/s/ Sajal Srivastava

Name:	Sajal Srivastava

Title:	COO

EXHIBIT A

SCHEDULE OF INVESTORS

INVESTOR	SHARES OF PREFERRED STOCK

TPG BIOTECHNOLOGY PARTNERS III, L.P. c/o Texas Pacific Group 301 Commerce Street, Suite 3300 Fort Worth, TX 76102	12,378,932

ICELAND GENOMIC VENTURES, S.A. 12 rue Gullaume Schuerder L 2924 Luxemburg	3,500,000

MDV VIII, L.P. Mohr, Davidow Ventures 3000 Sand Hill Road Bldg. 3, Suite 290 Menlo Park, CA 94025	10,417,232

VANTAGEPOINT VENTURE PARTNERS 2006 (Q), L.P. By: VantagePoint Venture Associates 2006, LLC 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066	4,075,664

VANTAGEPOINT CLEANTECH PARTNERS II, L.P. By: VantagePoint CleanTech Associates II, L.P. By: VantagePoint Clean Tech Management, Ltd. 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066	4,075,664

BATIOS HOLDINGS LIMITED Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands	4,754,914

ALLOY VENTURES 2005, L.P. Alloy Ventures 400 Hamilton Avenue, 4th floor Palo Alto, CA 94301	6,255,575

DRAPER FISHER JURVETSON FUND IX, L.P. Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	3,940,751

DRAPER FISHER JURVETSON PARTNERS IX, LLC Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	106,789

DRAPER ASSOCIATES, L.P. Draper Fisher Jurvetson 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	140,293

INVESTOR	SHARES OF PREFERRED STOCK

WM ORGANIC GROWTH, INC. WM Organic Growth, Inc. 1001 Fannin St., Suite 4000 Houston, TX 77002	4,483,209

MITSUBISHI CHEMICAL CORPORATION General Manager, Mitsubishi Chemical Corporation Petrochemicals R&D Division 14-1 Shiba 4-Chome, Minato-Ku Tokyo 108-0014, Japan	1,630,258

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (DAPER I) Stanford Management Company 2770 Sand Hill Road Menlo Park, CA 94025 Attn: Jin Gu / Martina Poquet	16,703

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (SEVF II) Stanford Management Company 2770 Sand Hill Road Menlo Park, CA 94025 Attn: Jin Gu / Martina Poquet	16,703

THE UCLA FOUNDATION 10920 Wilshire Blvd., Suite 900 Los Angeles, CA 90024 Attn: Investment Coordinator	16,703

CHRISTOPHER E. GANN 14770 Caminito Barbuda Del Mar, CA 92014	266,840

TRIPLEPOINT CAPITAL, LLC 2755 Sand Hill Road Menlo Park, CA 94025	To be determined

TOTAL	56,076,190